Create Your Balance NASDAQ Global Select Market: UBNK Second Quarter 2018 Earnings

Forward Looking Statements This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. NON-GAAP FINANCIAL MEASURES This Presentation contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of our business activities, and to enhance comparability with peers across the financial services sector. NASDAQ: UBNK 2

Corporate Contacts William H. W. Crawford, IV Chief Executive Officer and President Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or ENewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or MShaw@bankatunited.com NASDAQ: UBNK 3

Table of Contents Page Branch Network 5 Market Opportunities 6 Management Team and Ownership 7 Four Key Objectives 8 Consumer Banking 9 Wholesale Banking 10 Wholesale Banking Overview 11 Financial Highlights 12 NASDAQ: UBNK 4

Branch Network 3rd largest public bank headquartered in CT with $7.21 billion in assets 54 branches concentrated in Central CT and Western MA #4 market share in combined Hartford / Springfield MSA $95 million in average deposits per branch (6/30/17 Branch level reporting; Source: FDIC Summary of Deposits Report) NASDAQ: UBNK 5

Market Opportunities • United Bank operates in attractive markets with significant wealth and customer base • New Haven and Fairfield County provide growth opportunities • The Bank’s main operational markets have significant wealth Population Markets Population 35-54 Average HHI Median Age Hartford MSA 1,203,451 308,775 106,628 41 Springfield MSA 631,238 148,559 80,416 38 Main Operational Markets Worcester MSA 939,515 248,407 96,110 40 New Haven County 854,178 218,595 94,662 41 Opportunity Markets Fairfield County 946,784 255,718 140,471 40 Total 4,575,166 1,180,054 105,271 40 *Total Average Household Income (HHI) weighted by households and Age weighted by population NOTE: Data sourced from SNL analysis as of July 2018 NASDAQ: UBNK 6

Management Team and Ownership

Name	Title/Function	Years in Industry/ Years at United	Prior Experience
William H.W. Crawford, IV	Chief Executive Officer & President	29/7	Wells Fargo Bank, Wachovia Bank, SouthTrust Bank
Eric R. Newell	Chief Financial Officer	14/7	FDIC, Fitch Ratings, Alliance Bernstein
Craig W. Hurty	Chief Human Resources Officer	34/4	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	30/12	National Westminster Bank, Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Banking	27/5	H&R Block Bank, Chevy Chase Federal Savings Bank
David C. Paulson	Head of Wholesale Banking	32/4	Santander, Wells Fargo, Wachovia
John J. Smith	Chief Information & Administrative Officer	32/2	CIT Group, NYCE Corporation, Summit Bank
Elizabeth Wynnick	Chief Risk Officer	26/6	NewAlliance Bank, Webster Bank

- William H.W. Crawford, IV owns 414,279 shares of stock and options*
- UBNK management owns 980,700 shares of stock and options*
- UBNK Non-Executive Officer Directors own 436,954 shares of stock and options*

*Note: 401k/ESOP share ownership is as of 12/31/17.

united financial bancorp, inc.

NASDAQ: UBNK

7

Four Key Objectives Objective Progress Align earning asset growth with organic capital and low (a) YoY total deposit growth of 8.0% vs. 8.3% for loans 1. cost core deposit generation to maintain strong capital receivable; (b) YoY non-interest bearing deposit growth and liquidity of 6.8%; (c) YoY capital growth of 3.3% Re-Mix cash flows into better yielding risk adjusted (a) NIM increased 7bps QoQ; (b) Growth focused on C&I 2. return on assets with lower funding costs relative to and Home Equity, which increased YoY 6.1% and 9.4%, peers. respectively. Invest in people, systems, and technology to grow (a) YTD Non-Interest Expense/Average Assets (NIE/AA) of 3. revenue and improve customer experience while 2.12% while making incremental investments in Wealth maintaining attractive cost structure. Management and Technology areas. Grow operating revenue, maximize operating earnings, (a) Increased YTD revenue YoY; (b) TBV/share increased 4. grow tangible book value, pay dividend. Achieve more 3.5% YoY; (c) 2Q18 annualized dividend yield of 2.80% revenue into NII and core fee income. NASDAQ: UBNK 8

Consumer Banking Diverse products designed to meet the needs of our consumer customers. Consumer Loan Detail as of 06/30/2018 Retail and Small Business Banking team focused on gaining new customer relationships and deposit growth Other • Mortgage Sales team originated $140.4 million of consumer 15% residential mortgage loans in Q2 2018. Participate in secondary market sales. • Consumer Lending team who utilize the branch network to acquire profitable customer relationships Home equity 27% with growth in Home Equity and lines of credit. Residential 57% • United Wealth Management serving over 50 banking Construction 1% offices with investment services offerings. Demonstrating strong growth each quarter. • Internationally experienced LH-finance Marine ($2.21 Bn, or 40% of loans) division. NASDAQ: UBNK 9

Wholesale Banking Robust offering of products to support commercial Commercial Loan Detail as of 06/30/2018 customer needs and provide competitive advantage. • Diverse and experienced Commercial Banking team: Commercial Lending team provides geographic diversity and multiple areas of C&I industry expertise. • Cash Management and Municipal Banking team focused on deposit gathering and growing strategically C&I 26% important relationships. • Commercial Real Estate activities largely focused on growing Owner-Occupied CRE portfolio, while Investor Investor CRE 59% Owner-Occupied CRE CRE has remained essentially flat for four quarters. 13% Regional CRE program provides geographic diversity in Construction 2% strong markets throughout the Northeast and Mid Atlantic. • Business Banking team focused on growing C&I loans and core deposits. ($3.27 Bn, or 60% of loans) NASDAQ: UBNK 10

Wholesale Banking Overview • Asset quality remains exceptional through diversification, granularity, that is accretive to risk adjusted capital Investor CRE & ADC by Property Type C&I & Owner Occupied CRE by Industry $2,011 Million $1,259 Million NASDAQ: UBNK 11

Financial Highlights NASDAQ: UBNK 12

Second Quarter Walk (Dollars in thousands) GAAP Net Income QTD GAAP Net Income LTM Actual Beginning Balance $ 15,787 $ 16,200 Loan Income 3,178 8,284 Investment Income 458 284 Interest Expense (1,998) (6,715) Net Interest Income 1,638 1,853 Provision (411) (58) Net Interest Income after Provision 1,227 1,795 Service Charges and Fees 383 (642) Security Gains/Losses (54) (33) Bank-owned Life Insurance Income 25 522 Mortgage Banking (883) (984) Gains/Losses on Limited Partnerships (370) (322) Other (30) (7) Non-Interest Income (929) (1,466) Salaries and Benefits (915) (2,539) Service Bureau Fees 53 128 Occupancy Expense 281 (1,011) Professional Fees 59 (153) Marketing (504) 48 FDIC 4 61 Other (612) 425 Non-Interest Expense (1,634) (3,041) Taxes 1,195 2,158 Total Change (141) (554) Actual Ending Balance $ 15,646 $ 15,646 NASDAQ: UBNK 13

Tangible Book Value and Dividend Return NASDAQ: UBNK 14

Swap and Mortgage Contribution to Total Revenue NASDAQ: UBNK 15

Forecast • Excludes the impact of the WBS branch purchase and assumed deposits, which is believed to be neutral to profitability due to the reduction of higher-cost borrowings, before deployment into earning assets. Actual Actual Forecast Forecast Q2 2018 Q1 2018 FY 2018** FY 2019 Tax Equivalent Net Interest Margin ^ 2.97% 2.90% 2.94% - 2.96% 2.97% - 2.99% Loan Growth 6.9%* 3.2%* 7% - 8% 6% - 8% Provision / Average Gross Loans 0.17%* 0.14%* 0.16% - 0.18% 0.16% - 0.18% Non-Interest Income $8.4 million $9.3 million $36 - 38 million $38 - 40 million Non-Interest Expense $38.4 million $36.7 million $152 - 154 million $156 - 158 million Effective Tax Rate (YTD) 4.7% 8.0% 6.5% 7.5% Average Diluted Shares (000) 50,974 50,997 51,100 51,900 *Note: Loan Growth, Provision/Average Gross Loans are annualized, unless noted. **2018 Forecast is for the full year, inclusive of first half actuals ^ Tax Equivalent NIM forecast assumes no changes to interest rates in forecast period NASDAQ: UBNK 16

NIE/Average Assets/FTE Employees 804 774 800 718 683 697 3.5% 700 600 500 2.5% 2.16% 400 331 342 281 300 1.5% 200 100 0.5% 0 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q2* Period Ending NIE/AA Employees * NIE/Average Assets calculation is annualized NASDAQ: UBNK 17

Balance Sheet Trends

						QoQ		YoY	
						2Q18 vs 1Q18		2Q18 vs 2Q17	
Balance Sheet ($ in thousands)	2Q2018	1Q2018	4Q2017	3Q2017	2Q2017	$ Change	%	$ Change	%
ASSETS									
Cash and cash equivalents	$ 109,175	$ 69,242	$ 88,668	$ 98,517	$ 74,851	$ 39,933	57.7%	$ 34,324	45.9%
Securities	1,006,135	1,031,277	1,064,385	1,081,748	1,087,176	(25,142)	(2.4)	(81,041)	(7.5)
Loans held for sale	85,458	63,394	114,073	89,419	157,487	22,064	34.8	(72,029)	(45.7)
Residential real estate	1,252,001	1,235,197	1,204,401	1,211,783	1,172,540	16,804	1.4	79,461	6.8
Home equity	588,638	582,285	583,180	561,814	538,130	6,353	1.1	50,508	9.4
Other consumer	332,402	310,439	292,781	267,921	237,708	21,963	7.1	94,694	39.8
Residential construction	32,063	37,579	40,947	39,460	46,117	(5,516)	(14.7)	(14,054)	(30.5)
Investor non-occupied CRE	1,927,960	1,842,898	1,854,459	1,777,716	1,761,940	85,062	4.6	166,020	9.4
Owner occupied CRE	418,338	442,938	445,820	442,989	429,848	(24,600)	(5.6)	(11,510)	(2.7)
Commercial business	841,142	846,182	840,312	821,372	792,918	(5,040)	(0.6)	48,224	6.1
Commercial construction (ADC)	82,883	84,717	78,083	82,688	74,980	(1,834)	(2.2)	7,903	10.5
Loans - net	5,441,766	5,349,044	5,307,678	5,174,672	5,024,532	92,722	1.7	417,234	8.3
Deferred tax asset, net	30,190	28,710	25,656	30,999	27,034	1,480	5.2	3,156	11.7
Premises and equipment, net	67,614	67,619	67,508	61,063	54,480	(5)	—	13,134	24.1
Intangible Assets	119,130	119,435	119,772	120,108	120,445	(305)	(0.3)	(1,315)	(1.1)
Cash surrender value of BOLI	180,490	179,556	148,300	171,300	170,144	934	0.5	10,346	6.1
Other Assets*	168,638	160,397	178,119	148,670	160,014	8,241	5.1	8,624	5.4
Total Assets	$7,208,596	$7,068,674	$ 7,114,159	$6,976,496	$ 6,876,163	$ 139,922	2.0%	$ 332,433	4.8%
LIABILITIES AND STOCKHOLDERS' EQUITY									
Liabilities:						QoQ		YoY	
Deposits:						2Q18 vs 1Q18		2Q18 vs 2Q17	
Non-interest-bearing	$ 770,982	$ 753,575	$ 778,576	$ 725,130	$ 721,917	$ 17,407	2.3%	$ 49,065	6.8%
Interest-bearing	4,622,394	4,528,935	4,419,645	4,427,892	4,271,562	93,459	2.1	350,832	8.2
Total Deposits	5,393,376	5,282,510	5,198,221	5,153,022	4,993,479	110,866	2.1	399,897	8.0
Mortgagors' and investor escrow accounts	14,526	11,096	7,545	9,641	15,045	3,430	30.9	(519)	(3.4)
FHLB advances and other borrowing	1,041,896	1,030,735	1,165,054	1,068,814	1,138,817	11,161	1.1	(96,921)	(8.5)
Accrued expenses and other liabilities	56,921	51,333	50,011	54,366	49,358	5,588	10.9	7,563	15.3
Total liabilities	6,506,719	6,375,674	6,420,831	6,285,843	6,196,699	131,045	2.1	310,020	5.0
Total stockholders' equity	701,877	693,000	693,328	690,653	679,464	8,877	1.3	22,413	3.3
Total liabilities and stockholders' equity	$7,208,596	$7,068,674	$ 7,114,159	$6,976,496	$ 6,876,163	$ 139,922	2.0%	$ 332,433	4.8%

*Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets united financial bancorp, inc.
NASDAQ: UBNK
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Investment Portfolio Portfolio Stats ($ in millions) 2018Q2 2018Q1 Investment Portfolio Summary (Total) June 30, 2018 Average balance $ 1,019 $ 1,042 Yield 3.53% 3.31% Corp Debt Average Rating AA+ AA+ 8% Agency MBS Actual MBS Portfolio $ 578 $ 593 Agency CMO 22% Total Portfolio Duration (years) 4.0 3.9 18% Summary of Quarterly Securities 2018Q2 2018Q1 Purchases Agency CCMO Average Yield 3.64% 2.94% 15% Average Rating AAA AA+ Muni 24% Agency CMBS CLO 3% 10% Total Securities/Assets (%) 25.0 20.1 19.3 18.8 19.4 19.5 19.0 18.7 20.0 17.2 17.5 17.0 16.3 16.0 16.3 15.8 15.5 15.0 14.6 14.0 15.0 10.0 5.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 14 14 14 14 15 15 15 15 16 16 16 16 17 17 17 17 18 18 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 NASDAQ: UBNK 19

Asset Quality ($ in thousands, except percentage data) 2018Q2 2018Q1 2017Q4 2017Q3 2017Q2 Non-accrual loans $ 22,087 $ 23,436 $ 23,187 $ 24,789 $ 25,048 TDR - non-accruing 7,330 8,308 8,475 6,628 7,475 Total non-performing loans 29,417 31,744 31,662 31,417 32,523 OREO 1,855 1,935 2,154 2,444 1,770 Total non-performing assets $ 31,272 $ 33,679 $ 33,816 $ 33,861 $ 34,293 NPLs to total loans 0.54% 0.59% 0.59% 0.60% 0.64% NPAs to total assets 0.43% 0.48% 0.48% 0.49% 0.50% Net charge offs $ 1,102 $ 1,123 $ 1,518 $ 1,261 $ 534 Annualized NCOs to average loans 0.08% 0.08% 0.11% 0.10% 0.04% Allowance for loan losses to non-performing loans 167.12% 150.94% 148.76% 147.59% 138.55% Allowance for loan losses to total loans 0.90% 0.89% 0.88% 0.89% 0.89% Provision for loan losses (annualized)/Average Loans 0.17% 0.14% 0.17% 0.20% 0.18% NASDAQ: UBNK 20

Commercial Real Estate

Institution Name	City	State	Ticker	CRE / Risk-Based Capital	3-Year Ratio Delta	Construction / Risk-Based Capital	3-Year Ratio Delta
United Financial Bancorp, Inc.	**Hartford**	**CT**	**UBNK**	**292%**	**17%**	**23%**	**(5)%**
People's United Financial, Inc.	Bridgeport	CT	PBCT	254%	(13)%	19%	(8)%
Webster Financial Corporation	Waterbury	CT	WBS	154%	9%	14%	(4)%
Berkshire Hills Bancorp, Inc.	Pittsfield	MA	BHLB	250%	34%	38%	(3)%
Independent Bank Corp.	Rockland	MA	INDB	309%	4%	55%	3%
Brookline Bancorp, Inc.	Boston	MA	BRKL	356%	6%	23%	—%
Century Bancorp, Inc.	Medford	MA	CNBKA	33%	(1)%	5%	1%
Washington Trust Bancorp, Inc.	Westerly	RI	WASH	295%	(13)%	46%	11%
Meridian Bancorp, Inc.	Peabody	MA	EBSB	603%	216%	123%	57%
Camden National Corporation	Camden	ME	CAC	254%	96%	21%	—%
First Connecticut Bancorp, Inc.	Farmington	CT	FBNK	311%	23%	35%	11%
Enterprise Bancorp, Inc.	Lowell	MA	EBTC	269%	4%	79%	(7)%
Community Bank System, Inc.	De Witt	NY	CBU	101%	31%	16%	4%
NBT Bancorp Inc.	Norwich	NY	NBTB	172%	29%	22%	(2)%
Sterling Bancorp	Montebello	NY	STL	278%	62%	9%	(4)%
			High	603%	216%	123%	57%
			Low	33%	(13)%	5%	(8)%
			Mean	260%	35%	36%	4%
			Median	262%	16%	23%	0%
UBNK Ranking out of 15 (ascending):				***10***	***8***	***8***	***3***

NOTE: All financial data as of March 31, 2018
CRE includes 1.a.1, 1.a.2, 1.b, 1.d, and 1.e.2 from RC-C Part 1 FFIEC 041
Data is Bank-level; BRKL subsidiaries aggregated
Ratio deltas represent change in ratio over 3-year period
All data sourced from S & P Global Market Intelligence

united financial bancorp, inc.
NASDAQ: UBNK
21

Loan and Deposit Composition Loan Composition at June 30, 2018 Loan Composition at June 30, 2017 Loan Composition at June 30, 2016 Other Consumer: 6% Resi Construction: 1% Resi Contruction: 1% Other Consumer: 5% Resi Construction: 1% Other Consumer: 5% OOCRE: 8% OOCRE: 8% OOCRE: 8% Home Equity: 10% Home Equity: 11% Home Equity: 10% Investor CRE: Investor CRE: Investor CRE: Residential: 23% 35% Residential: 25% 35% 35% Residential: 23% C&I: 16% C&I: 15% C&I: 14% Comm Construction: Comm Construction: 1% Comm Construction: 2% 2% Total Loans at 6/30/18: $5.48 billion Total Loans at 6/30/17: $5.05 billion Total Loans at 6/30/16: $4.73 billion Deposit Composition at June 30, 2018 Deposit Composition at June 30, 2017 Deposit Composition at June 30, 2016 Demand & Time Demand & Demand & NOW: 24% Deposits: 31% NOW: 30% Time NOW: 27% Time Deposits: 35% Deposits: 41% Regular Savings: 12% Regular Savings: Regular Savings: 11% 9% Money Market: 23% Money Market: Money Market: 27% 30% Total Deposits at 6/30/18: $5.39 billion Total Deposits at 6/30/17: $4.99 billion Total Deposits at 6/30/16: $4.46 billion NASDAQ: UBNK 22

Diversified Deposit Funding Sources Non-Interest Bearing Deposit Growth Trend Transaction Account Growth Trend $5.39 B $5.20 B $5.39 B $5.20 B $4.71 B $4.44 B $4.71 B $4.44 B 778,576 770,982 $4.04 B 1,573,404 1,610,918 $4.04B 708,050 657,718 1,019,161 1,206,722 602,359 902,460 4,622,394 4,003,122 4,419,645 3,782,458 3,432,952 3,779,353 3,132,851 3,417,910 3,504,450 3,624,817 14 15 16 17 18 14 15 16 17 18 20 20 20 20 20 20 20 20 20 20 Q2 Q2 Non-Interest Bearing CAGR: 7%, Interest Bearing CAGR: 9% Transaction CAGR: 18%, Non-Transaction CAGR: 6% Interest Bearing Non-Interest Bearing Non-Transaction Accounts Transaction Accounts Deposit Composition at 06/30/2018 Deposit Composition at 06/30/2017 Checking: Checking: 30% 27% CD: 35% Savings: 9% CD: 31% Savings: 11% Retail MMDA: Retail 15% Business MMDA: Business MMDA: 15% 15% MMDA: 12% NASDAQ: UBNK 23

Non-GAAP Reconciliation Three Months Ended June 30, March 31, December 31, September 30, June 30, 2018 2018 2017 2017 2017 Net Income (GAAP) $ 15,646 $ 15,787 $ 9,501 $ 15,191 $ 16,200 Non-GAAP adjustments: Non-interest income (271) (342) 745 (158) (95) Non-interest expense 215 — 536 — — Income tax expense related to tax reform — — 1,609 — — Related income tax (benefit) expense (93) 72 2,074 55 33 Net adjustment (149) (270) 4,964 (103) (62) Total non-GAAP net income $ 15,497 $ 15,517 $ 14,465 $ 15,088 $ 16,138 Net interest income (GAAP) $ 48,181 $ 46,543 $ 46,849 $ 46,768 $ 46,328 Non-interest income (GAAP) $ 8,360 $ 9,289 $ 7,581 $ 8,426 $ 9,826 Non-GAAP adjustments: Net gain on sales of securities (62) (116) (72) (158) (95) Limited partnership writedown (1) — — 1,214 — — Loss on sale of premises and equipment — — 401 — — BOLI claim benefit (209) (226) (798) — — Net adjustment (271) (342) 745 (158) (95) Total non-GAAP non-interest income 8,089 8,947 8,326 8,268 9,731 Total non-GAAP net interest income 48,181 46,543 46,849 46,768 46,328 Total non-GAAP revenue $ 56,270 $ 55,490 $ 55,175 $ 55,036 $ 56,059 NASDAQ: UBNK 24

Non-GAAP Reconciliation (cont.) Three Months Ended June 30, March 31, December 31, September 30, June 30, 2018 2018 2017 2017 2017 Non-interest expense (GAAP) $ 38,370 $ 36,736 $ 37,237 $ 35,262 $ 35,329 Non-GAAP adjustments: Lease exit/disposal cost obligation (215) — (536) — — Net adjustment (215) — (536) — — Total non-GAAP non-interest expense $ 38,155 $ 36,736 $ 36,701 $ 35,262 $ 35,329 Total loans $ 5,475,427 $ 5,382,235 $ 5,339,983 $ 5,205,743 $ 5,054,181 Non-covered loans (2) (729,947) (771,802) (780,776) (739,376) (699,938) Total covered loans $ 4,745,480 $ 4,610,433 $ 4,559,207 $ 4,466,367 $ 4,354,243 Allowance for loan losses $ 49,163 $ 47,915 $ 47,099 $ 46,368 $ 45,062 Allowance for loan losses to total loans 0.90% 0.89% 0.88% 0.89% 0.89% Allowance for loan losses to total covered loans 1.04% 1.04% 1.03% 1.04% 1.03% (1) Represents limited partnership writedowns related to the reduction of the Company's tax rate in December 2017. (2) Represents acquired loans that were recorded at fair value. These loans carry no allowance for loan losses for the periods reflected above. NASDAQ: UBNK 25